UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Variable Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31, 2010

Date of reporting period:	June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                   Reports to Stockholders.

Semi-Annual Report

JUNE 30, 2010

First Eagle Variable Funds

Overseas Variable Fund

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4

Letter from the Global Value Team Portfolio Managers	7

Management's Discussion of Fund Performance	12

Fund Overview	14

Schedule of Investments	16

Statement of Assets and Liabilities	26

Statement of Operations	28

Statement of Changes in Net Assets	29

Financial Highlights	31

Notes to Financial Statements	32

Fund Expenses	42

General Information	44

Letter from the President

Dear Shareholders,

After a year which concluded with strong performance across world equity markets, investors entered 2010 with a sense of optimism and faith in the stability of the global financial system. However, the complacent environment of low volatility and advancing share prices was rudely interrupted with the prospect of sovereign defaults in Southern Europe and a deterioration of the euro. Although the latest debt crisis should not be viewed as surprising, it is a reminder that the credit bubble will continue to haunt global economies. There is no quick and easy fix.

With the one trillion euro support package, a bruised, if not crippled Eurozone, pending financial reform and fragile trade imbalances, uncertainty and fear have returned to equity markets.

At First Eagle we do not speculate on potential economic developments or on future market movements. Rather, we scour the universe to uncover what we feel are good businesses whose shares can be acquired at prices which we believe afford us a margin of safety. We are mindful of and respectful of the macro environment and we try to factor every conceivable (and sometimes inconceivable) risk into our investment decisions. And volatility, which can provide opportunity, is our friend.

Our mission has never changed through the many ups and downs over the decades—we act as the stewards of our clients' capital and we are committed to our goal of preserving the purchasing power of this capital over time.

With portfolio managers Matt McLennan and Abhay Deshpande working alongside Bruce Greenwald as Director of Research, Jean-Marie Eveillard in his capacity as Senior Adviser and a team of eleven additional analysts, we are confident that we have an excellent investment team to guide us through uncharted territories.

John P. Arnhold

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

In December of last year, the adviser to the Fund, Arnhold and S. Bleichroeder Advisers, LLC, announced its new corporate name, First Eagle Investment Management, LLC ("FEIM"). The change reflects the Firm's exclusive commitment to asset management and the strong value our shareholders rightly associate with the First Eagle Funds and the First Eagle Variable Funds.

Please be assured that your investment in our Fund will continue to be managed in the same diligent manner as it has been. We are grateful for the confidence that you continue to place in our Firm.

Sincerely,

John P. Arnhold

President

August 2010

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

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Letter from the Global Value Team Portfolio Managers

The public's appetite for deflation is limited. Who desires it in a world of fixed nominal debt? Deflation, and our system of populist democracy with a fiat money architecture, is like oil and water. Yet we are in a squeeze. Were gold money, we'd likely be seeing deflation in parts of the manufacturing economy. There is not only cyclical excess capacity, but a secular decline in labor intensity due to both technology and cheap substitute labor from Asia. Excess capacity is pressuring real incomes for the blue collar worker in developed economies, whether they're in Detroit or in Greece. This negative impact on wages is further exacerbated by rising energy prices and a growing tax burden to fund the redistributional demands of an aging demographic. Pressure on real disposable incomes of the average worker would no doubt, in a world where gold were money, have pressured demand from this segment of the population and had a multiplier effect rippling throughout the economy. Yet the last vestiges of metallic backing for currency have long since gone as the central banks and governments have tried to address this deflationary pulse by doing "whatever it takes" to keep the stock of money growing—namely substituting government debt for private sector debt. What is the value of something in potentially infinite supply?

The Austrian economists sound a warning on such policies. Von Mises warned that one cannot make all people truly wealthier by printing money. This seems self evident, yet today monetary expansionism is conducted under the cloak of responsible economic policy on a global basis. The result, in our opinion, is that the price of money is fake: short-term interest rates are negative in real terms; long-term government bond yields are being partially supported by direct central bank purchases; risky bank debt was state guaranteed; exchange rate pegs are being blindly adhered to despite major imbalances. When the price of money is fake, mal-investment and real economic dislocation may follow.

While much of the recent media attention has been on the excess of the last U.S. credit cycle, liberal monetary trends have been more broadly based. For example, China is arguably one of the greatest monetary experiments of all time. The stock of Chinese M2 in dollar terms has grown over six fold in the past decade. Whether they are ignorant, indifferent or appreciative of this fact, many respected pundits continue to laud China's "effective" centralized policy management. There is substance to the assertion that China has and can still play productivity catch-up by improving property rights and by investing in cities, roads and routers. But why is it that China with one fifth the world's population and a below average Gross Domestic Product ("GDP") per capita has suddenly

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

Letter from the Global Value Team Portfolio Managers (continued)

become the source of the world's marginal bid for platinum jewelry, first growth Bordeaux, Antwerp diamonds and high-end New York condos? Why is China close to half the world's installed cement and steel capacity without any real advantage in the required raw materials? Could it be because the price of money is fake?

Why did the euro trade at $1.50 when the real purchasing power of its constituent currencies (not just the deutschemark but the franc, lira, peseta, drachma, etc.) had averaged closer to $1.20 over the prior two decades, when there was no meaningful interest rate carry to the dollar and where the Eurozone had dipped into a current account deficit position like its American counterpart? Could it have been forced reserve accumulation as a second order consequence of the fake price of money in pegged currency regimes? In the spirit of keeping the price of money fake, European governments have decided to prop up Greek government debt, even though a restructuring would impose fiscal discipline on other would-be-offenders lest they suffer the same fate. A restructuring would have also reminded the banks, who "arbed" the higher Greek yields, that a higher yield is often a return of capital, not a return on capital. Why did the central bank feel compelled to intervene to correct market pricing? We have made great strides in opening up the world economy and in the diffusion of property rights and technology so the scope for a market based system has never been broader, but we are frequently reminded of the parallel and growing market distortion from governments.

As we survey the globe, the aftermath of the financial crisis has produced fiscal deficits around the developed world that are larger as a percentage of GDP than the trend growth rate of nominal GDP in those economies, which means that without tough adjustment we are, in our view, on an unsustainable policy course. We live in a world of negative real rates borne out of a lack of political will for deflationary adjustment, but we believe there is now a further backlog of deflationary fiscal adjustment to come if the political will exists and inflationary adjustment if it doesn't. Either way, it may be a long time before money earns an attractive real return. Is it any surprise that gold, which some view as nature's currency, which cannot be printed, has appreciated recently relative to paper money?

So what are we to do in a world of "State Capitalism" dominated by G7 Keynesian largesse, OPEC oil supply constraints and Chinese single party monetary experimentalism with rising political tensions from an underlying real squeeze on the average worker? Is it a lost cause?

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

Pictured: (from left to right) Abhay Deshpande, Matthew McLennan and Jean-Marie Eveillard

Well it ain't all bad! Growth in productivity, the fruit of business endeavor, helps absorb these imperfections over time. Whether it absorbs all of them and more we have no idea. History gives us hope in this regard, but it also teaches us that the river can meander before it reaches the sea. Monetary and fiscal stimulus measures have been undertaken to "kick the can down the road" in the hope that productivity buffers the adjustment over time. Fortunately, productivity, at least from a bottom-up stand point, looks pretty good right now. Corporations around the world prepared for Great Depression II. They slashed operating expenses, capital expenditures and working capital levels in anticipation of big sales declines, but the top line fell somewhat less than expected due to both the stimulus and a normalization of consumer confidence. The favorable gap between revenues and outgoings has produced dramatic margin and free cash flow improvement from a depressed base. Corporate profits are the kernel of sustainable economic recovery as they fuel investment and hiring; they fuel growing intrinsic value for equities and declining debt spreads; they fuel higher corporate rents and real estate values. Further to this, increased profits and the resultant increase in wages and capital gains will drive better tax revenues and will meaningfully help abate the current fiscal deficits in the advanced world. Policy stimulus is an amortization of economic pain, not a miracle drug. Productivity and the related rebound of corporate profits provide the key potential buffer to help absorb what will need to be a prudent policy tightening at some point in the future. Were it not for the strong recent free cash flow performance of business around the world, one would be far more worried about the coming policy adjustment.

Perhaps counter-intuitively, we have seen equities (carefully selected) as the least worst alternative in a world of fake money as they represent real claims on real businesses which are the source of productivity required to solve our problems. To the extent that many of the businesses we own today are held at single digit multiples of what we believe are their sustainable operating profits, we have the opportunity for high single digit free cash flow yields and participation in the growing "nominal" stream of world activity. This stacks up well relative to bonds in our view.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

Letter from the Global Value Team Portfolio Managers (continued)

However, as markets rallied substantially off their lows, our cash and short-dated government bond positions have built to a mid-teens level as a percent of our portfolio. This is not us being enamored with the return available on such paper but rather our discipline to trim or sell some of our positions approaching what we feel is intrinsic value and a recognition that it has become harder, though not impossible, to find good businesses at good prices. The cash is a residual of our investment approach and a reflection of our patience as we acknowledge that in a complex world, with so many counteracting forces, there will be panics to take advantage of in future years.

We continued to hold gold at a low double digit percentage of the portfolio during the period via both bullion and equities as a potential store of value which is independent of the all too human financial architecture. The unorthodox actions by the Federal Reserve Bank, the European Central Bank and People's Bank of China have led people to question the stability of our fiat money architecture. Investors' faith in the security of principal for their cash held in banks and in government obligations has weakened in response to bank failures and anticipated sovereign restructurings. Gold's value has been bid up inversely to that erosion of faith—bid up to levels where it now faces principal risk too in our view. We urge caution as gold may not always glitter from current levels and as such our allocation to gold should not be construed as a directional bet. Rather, we recognize that gold has moved to a higher price given the backdrop, and gold has the potential to counterbalance to a portfolio predominantly invested in man-made enterprise.

Our team of analysts is working hard to uncover businesses that look like eclectic royalties on a slice of global activity that will endure if not expand over time; to find scarce real assets that will keep pace with if not exceed the inflationary tendency and that we aim to buy cheaper through the equity market than through the physical commodity markets; and to identify discounted securities by virtue of the gap between economic earnings and GAAP earnings resulting from complexities such as holding company structures, insurance float or asset run-off dynamics. This is how it should be when prices are neither bargain nor bubble—good old fashioned analysis, discriminating questioning and hard work will make the difference. What we're looking for is a margin of safety at the bottom up level given the lack of obvious mispricing at the top-down level. What we're looking for is business resilience in a world of macro

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

Letter from the Global Value Team Portfolio Managers (continued)

turbulence. This must be done security by security—there is no shortcut index, swap, derivative or CDS instrument that will get us there. But that's how we like it!

Matthew McLennan

Head of the Global Value Team Portfolio Manager

Abhay Deshpande

Portfolio Manager

August 2010

Past performance is no guarantee of future results. The portfolio is actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of August 2010 and is subject to change based on market and other conditions. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

Management's Discussion of Fund Performance

Global markets fell sharply in the first half of 2010 as investors grew increasingly concerned about the sovereign debt crisis in Europe and the economic, fiscal and regulatory challenges facing many regions. The Nikkei 225 Index fell 11% during the six-month period. The French CAC 40 Index fell 12.5% while the German DAX was unchanged over the six-month period. The MSCI World Index fell 9.8% during the period while in the U.S., the S&P 500 Index fell 6.7%. Crude oil fell almost 5% to $76 a barrel, and gold rose 13% to $1,242 an ounce. The U.S. dollar rose 17% against the euro but it fell 4.3% against the yen.

First Eagle Overseas Variable Fund

The net asset value ("NAV") of the Fund's shares declined 0.37% for the six-month period compared to the MSCI EAFE Index which fell 13.23% during the period. The Fund's cash and commercial paper position was 15.67% on June 30, 2010.

The five largest contributors to the performance of First Eagle Overseas Variable Fund over the period were Gold bullion (commodity, U.S.), Malaysia Airports Holdings Berhad (airport maintenance, Malaysia), Fanuc Limited (industrial automation, Japan), SMC Corporation (electrical machinery, Japan) and Thai Beverage, PCL (brewery, Thailand) collectively accounting for 2.24% of this period's performance.

The five largest detractors were Pargesa Holding SA (holding company, Switzerland), Jumbo SA (website operator, Greece), MS&AD Insurance Group Holdings (insurance, Japan), Sanofi-Aventis SA (pharmaceuticals, France), and Petroleo Brasileiro SA, ADR (energy, Brazil). Their combined negative performance over the six-month period subtracted 2.04% from the Fund's performance.

As of June 30, 2010, we were approximately 30% hedged versus the Japanese yen and the euro. We also aim to be 100% hedged on the Mexican peso on our non-mining holdings.

We continue to search the globe for what we feel are mispriced securities, while being mindful of our focus on preservation of capital. Encouragingly, we believe the discounts to intrinsic value have widened as a result of the decline in overseas markets.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

Management's Discussion of Fund Performance (continued)

As always, we appreciate your confidence and thank you for your support.

Matthew McLennan

Head of the Global Value Team
Portfolio Manager

Abhay Deshpande

Portfolio Manager

August 2010

Past performance is no guarantee of future results. The portfolio is actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of August 2010 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

Fund Overview | Data as of June 30, 2010 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven approach seeks to minimize risk by focusing on undervalued securities.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Variable Fund	13.07%	8.46%	14.43%
MSCI EAFE Index	5.92	0.88	0.16
Consumer Price Index	1.05	2.30	2.37

Asset Allocation

Countries

Japan	28.89%
France	12.06
Germany	6.43
United States	5.91
Switzerland	5.21
Malaysia	3.49
South Korea	3.18
Mexico	3.04
Canada	2.76
South Africa	2.35
Thailand	1.91
Singapore	1.74
Italy	0.92
Bermuda	0.92
United Kingdom	0.92
Hong Kong	0.87
Papua New Guinea	0.84
Brazil	0.81
Taiwan	0.72
Greece	0.53
Netherlands	0.45
Belgium	0.23
Australia	0.15

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

Overseas Variable

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings

Gold Bullion (precious metal)	5.91%
Fanuc Limited (Japanese automated machine tools manufacturer)	2.34
Secom Company Limited (Japanese security services provider)	2.30
HeidelbergCement AG (German logistics and transportation services provider)	1.98
SMC Corporation (Japanese automated control devices manufacturer)	1.87
Malaysia Airports Holdings Berhad (Malaysian airport management services provider)	1.80
Pargesa Holding SA (Swiss diversified financials company)	1.72
Keyence Corporation (Japanese sensors manufacturer)	1.68
Sodexo (French food management services provider)	1.68
Gold Fields Limited, ADR (South African gold mining company)	1.66
Total	22.94%

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

First Eagle Overseas Variable Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 74.28%
Australia 0.15%
405,710	Spotless Group Limited	$1,457,742	$727,712
Belgium 0.23%
16,280	Groupe Bruxelles Lambert SA	1,473,013	1,132,350
Bermuda 0.92%
130,880	Jardine Matheson Holdings Limited	3,888,380	4,580,514
Brazil 0.81%
135,130	Petroleo Brasileiro SA, ADR	3,733,620	4,026,874
Canada 2.30%
180,000	Franco-Nevada Corporation	2,970,470	5,493,077
77,529	EnCana Corporation	1,620,744	2,352,230
88,429	Cenovus Energy, Inc.	1,779,305	2,280,584
67,294	Penn West Energy Trust, UNIT	1,272,683	1,279,932
		7,643,202	11,405,823
France 10.67%
149,631	Sodexo	5,793,608	8,329,517
128,428	Sanofi-Aventis SA	9,834,542	7,758,589
38,071	Robertet SA	4,870,662	4,669,787
54,842	Neopost SA	4,799,372	3,983,460
36,030	Guyenne et Gascogne SA	3,136,456	3,403,548
63,303	Rémy Cointreau SA	2,019,870	3,378,165
70,287	Total SA	4,112,819	3,147,149
42,280	Société BIC SA	2,455,195	3,012,023
47,635	Cie Generale d'Optique Essilor International SA	1,786,692	2,839,383
45,960	Wendel	2,285,235	2,321,242
23,580	Laurent-Perrier	1,740,700	1,973,932
48,344	Carrefour SA	2,651,176	1,923,566
38,480	Société Foncière Financière et de Participations	4,517,412	1,746,013
1,569	Sucrière de Pithiviers-Le-Vieil	878,902	1,289,337
25,040	Zodiac Aerospace	1,239,300	1,216,254
26,499	NSC Groupe (a)(b)	2,015,953	981,123
9,220	Gaumont SA	814,112	538,471
2,296	Air Liquide SA	231,256	232,577
8,840	Sabeton SA	100,102	128,817
		55,283,364	52,872,953

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended June 30, 2010 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 74.28% — (continued)
Germany 6.06%
207,285	HeidelbergCement AG	$11,051,884	$9,826,466
128,860	Daimler AG (a)	6,411,986	6,538,435
238,970	Tognum AG	3,925,710	4,470,716
566,247	Deutsche Wohnen AG (a)	5,243,956	4,443,089
57,560	Fraport AG	2,420,094	2,455,462
18,599	Pfeiffer Vacuum Technology AG	1,747,837	1,380,417
28,273	Hamburger Hafen und Logistik AG	930,526	907,656
		31,731,993	30,022,241
Greece 0.53%
426,794	Jumbo SA	4,024,810	2,605,956
Hong Kong 0.87%
857,240	Wheelock & Company Limited	1,236,974	2,416,380
195,670	Guoco Group Limited	2,278,417	1,900,757
		3,515,391	4,317,137
Italy 0.92%
397,580	Italcementi S.p.A. RSP	3,849,944	1,741,648
68,340	Italcementi S.p.A.	1,275,606	520,800
45,886	Italmobiliare S.p.A. RSP	2,342,059	882,580
25,533	Italmobiliare S.p.A.	2,256,914	692,654
145,627	Gewiss S.p.A.	390,919	747,400
		10,115,442	4,585,082
Japan 28.89%
102,780	Fanuc Limited	8,220,383	11,585,216
257,760	Secom Company Limited	11,474,041	11,425,432
69,560	SMC Corporation	8,151,792	9,288,357
36,110	Keyence Corporation	7,064,977	8,335,079
372,600	MS&AD Insurance Group Holdings	10,910,470	7,960,476
236,180	Astellas Pharma, Inc.	9,381,079	7,899,082
146,560	Shimano, Inc.	3,296,685	6,277,045
4,097	NTT DoCoMo, Inc.	6,285,668	6,192,838
1,036,400	NKSJ Holdings, Inc. (a)	7,375,314	6,189,733
274,548	Chofu Seisakusho Company Limited	5,235,460	5,853,520
51,990	Hirose Electric Company Limited	5,910,461	4,752,821
115,300	Ono Pharmaceutical	4,646,636	4,665,576 Company Limited
124,000	Canon, Inc.	5,454,588	4,613,064
240,930	MISUMI Group, Inc.	4,175,030	4,441,148

See Notes to Financial Statements.

Overseas Variable Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 74.28% — (continued)
Japan 28.89% — (continued)
189,360	Nitto Kohki Company Limited	$3,852,487	$4,145,846
280,740	Mitsubishi Estate Company Limited	4,236,308	3,901,310
168,194	Secom Joshinetsu Company Limited	3,485,654	3,852,844
433,200	Temp Holdings Company Limited	5,351,806	3,843,491
338,100	OSG Corporation	2,926,254	3,609,257
148,905	Nagaileben Company Limited	2,821,816	3,596,917
289,900	Aderans Holdings Company Limited (a)	3,553,174	3,489,654
446,500	Japan Wool Textile Company Limited	3,412,543	3,014,594
97,994	SK Kaken Company Limited	2,829,669	2,793,507
142,380	AS One Corporation	2,731,909	2,434,220
148,700	T. Hasegawa Company Limited	2,196,668	2,278,882
77,200	Meitec Corporation	2,145,103	1,388,598
156,600	Kansai Paint Company Limited	1,044,299	1,341,810
134,000	Nippon Thompson Company Limited	628,185	906,321
34,500	Ryosan Company Limited	769,862	837,237
150,600	Chubu-Nippon Broadcasting Company Limited	1,501,659	799,118
31,830	Daiichikosho Company Limited	385,960	462,083
43,800	Seikagaku Corporation	309,117	446,084
100,000	Shingakukai Company Limited	685,580	293,421
63,040	Sansei Yusoki Company Limited	464,414	285,925
		142,915,051	143,200,506
Malaysia 3.36%
5,795,580	Malaysia Airports Holdings Berhad	5,550,543	8,904,637
5,220,680	Genting Malaysia Berhad	4,583,164	4,379,804
1,531,335	Genting Berhad	2,771,846	3,349,652
		12,905,553	16,634,093
Mexico 3.04%
339,178	Grupo Televisa SA, ADR	5,988,841	5,905,089
244,260	Industrias Peñoles S.A.B. de C.V.	1,598,004	4,807,223
299,425	Fresnillo PLC	1,992,784	4,353,847
		9,579,629	15,066,159
Netherlands 0.21%
28,780	Heineken Holding NV	918,350	1,054,620
Papua New Guinea 0.84%
1,150,510	Lihir Gold Limited	2,779,003	4,163,906

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended June 30, 2010 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 74.28% — (continued)
Singapore 1.74%
1,470,830	Haw Par Corporation Limited	$4,590,177	$6,030,232
1,367,040	Singapore Airport Terminal	1,590,969	2,608,786 Services Limited
		6,181,146	8,639,018
South Africa 2.35%
615,600	Gold Fields Limited, ADR	7,664,165	8,230,572
325,400	Harmony Gold Mining Company Limited, ADR	3,353,511	3,439,478
		11,017,676	11,670,050
South Korea 1.92%
93,921	KT&G Corporation	5,301,148	4,617,238
66,250	Fursys, Inc.	1,684,535	1,792,716
8,504	Nong Shim Company Limited	2,068,992	1,590,264
1,460	Lotte Confectionery Company Limited	728,318	1,524,032
		9,782,993	9,524,250
Switzerland 5.21%
129,778	Pargesa Holding SA	7,721,848	8,517,214
151,110	Nestlé SA	4,740,938	7,292,437
17,393	Rieter Holding AG (a)	2,961,043	4,421,453
35,527	Kuehne & Nagel International AG	1,282,964	3,660,164
673	Lindt & Spruengli AG	2,008,535	1,461,460
2,000	Edipresse SA	675,882	482,619
		19,391,210	25,835,347
Taiwan 0.43%
1,793,722	Compal Electronics, Inc.	1,564,948	2,136,329
Thailand 1.91%
33,865,592	Thai Beverage PCL	5,725,729	6,783,454
629,505	Bangkok Bank PCL NVDR	2,070,251	2,406,001
20,000	OHTL PCL (b)	88,922	304,415
		7,884,902	9,493,870
United Kingdom 0.92%
193,272	Berkeley Group Holdings PLC (a)	2,310,627	2,196,342
55,597	Anglo American PLC (a)	2,284,668	1,940,335
19,922	Spirax-Sarco Engineering PLC	286,714	406,531
		4,882,009	4,543,208
Total International Common Stocks		352,669,427	368,237,998

See Notes to Financial Statements.

Overseas Variable Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Preferred Stocks — 1.63%
Germany 0.37%
20,062	Hornbach Holding AG	$1,583,776	$1,862,529
South Korea 1.26%
14,613	Samsung Electronics	2,814,019	6,229,464 Company Limited
Total International Preferred Stocks		4,397,795	8,091,993
OUNCES
Commodity — 5.91%
23,558	Gold bullion (a)	16,423,598	29,299,970
PRINCIPAL AMOUNT
International Bonds — 2.51%
International Corporate Bonds — 1.80%
Canada 0.46%
2,871,000	Catalyst Paper Corporation USD11.00% due 12/15/16 (b)(c)	3,096,838	2,268,090
France 1.10%
4,735,000	Wendel EUR4.875% due 11/04/14	4,363,234	5,444,952
Ireland 0.00%
823,000	Waterford Wedgwood PLC EUR9.875% due 12/01/10 (a)(b)(c)(d)(e)	1,033,814	—
Netherlands 0.24%
600,000	UPC Holding BV EUR7.75% due 01/15/14 (f)	705,494	715,721
400,000	UPC Holding BV EUR8.625% due 01/15/14 (f)	472,269	484,507
		1,177,763	1,200,228
Total International Corporate Bonds		9,671,649	8,913,270
International Government Bonds — 0.71%
France 0.29%
1,109,968	France Government Bond OAT EUR3.00% due 07/25/12 (g)	1,374,448	1,466,195
Malaysia 0.13%
2,109,000	Malaysia Government Bond MYR3.756% due 04/28/11	564,409	656,881

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended June 30, 2010 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Bonds — 2.51% — (continued)
International Government Bonds — 0.71% — (continued)
Taiwan 0.29%
19,800,000	Taiwan Government Bond TWD2.00% due 07/20/12	$605,404	$635,562
24,000,000	Taiwan Government Bond TWD2.375% due 01/16/13	777,725	781,103
		1,383,129	1,416,665
Total International Government Bonds		3,321,986	3,539,741
Total International Bonds		12,993,635	12,453,011
Commercial Paper — 15.35%
International Commercial Paper — 7.88%
Finland 0.81%
4,000,000	Nokia Corporation USD0.24% due 07/23/10	3,999,413	3,999,413
France 1.78%
4,000,000	GDF Suez SA USD0.34% due 07/27/10	3,999,018	3,999,018
4,854,000	Électricité de France USD0.44% due 09/20/10	4,849,194	4,848,328
Italy 0.81%
4,000,000	Eni S.p.A. USD0.48% due 09/24/10	3,995,467	3,994,965
Japan 1.86%
5,257,000	Panasonic Corporation USD0.35% due 10/04/10	5,252,145	5,249,205
4,000,000	Toyota Motor Credit Corporation USD0.54% due 09/15/10	3,995,440	3,996,792
Switzerland 2.62%
4,000,000	Nestlé Capital Corporation USD0.31% due 08/04/10	3,998,829	3,998,829
9,000,000	Transocean Limited USD0.45% due 07/01/10	9,000,000	9,000,000
Total International Commercial Paper		39,089,506	39,086,550
U.S. Commercial Paper — 7.47%
$5,000,000	AT&T, Inc. 0.19% due 07/26/10	4,999,340	4,999,340
1,653,000	Bemis Company, Inc. 0.38% due 07/28/10	1,652,529	1,652,529

See Notes to Financial Statements.

Overseas Variable Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 15.35% — (continued)
U.S. Commercial Paper — 7.47% — (continued)
$2,073,000	Coca-Cola Company 0.24% due 07/12/10	$2,072,848	$2,072,848
4,000,000	ConocoPhillips 0.25% due 09/16/10	3,997,861	3,997,573
5,000,000	H.J. Heinz Company Limited 0.35% due 07/19/10	4,999,125	4,999,125
5,000,000	Hewlett-Packard Company 0.19% due 07/22/10	4,999,446	4,999,446
3,000,000	Johnson & Johnson 0.19% due 08/05/10	2,999,446	2,999,446
3,000,000	Moody's Corporation 0.30% due 07/06/10	2,999,875	2,999,875
2,000,000	PepsiCo, Inc. 0.12% due 07/26/10	1,999,833	1,999,833
2,847,000	Procter & Gamble Company 0.20% due 07/07/10	2,846,905	2,846,905
2,087,000	Procter & Gamble Company 0.22% due 07/12/10	2,086,860	2,086,860
1,355,000	UnitedHealth Group, Inc. 0.41% due 07/01/10	1,355,000	1,355,000
Total U.S. Commercial Paper		37,009,068	37,008,780
Total Commercial Paper		76,098,574	76,095,330
Total Investments — 99.68%		$462,583,029	494,178,302
Other Assets in Excess of Liabilities — 0.32%			1,575,751
Net Assets — 100.00%			$495,754,053

  (a)  Non-income producing security/commodity.

  (b)  Security is deemed illiquid. At June 30, 2010, the value of these securities amounted to $3,553,628 or 0.72% of net assets.

  (c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (d)  Issuer is in default.

  (e)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $0 or 0.00% of net assets.

  (f)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  (g)  Inflation protected security.

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended June 30, 2010 (unaudited)

At June 30, 2010 cost is substantially identical for both book and federal income tax purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$68,599,198
Gross unrealized depreciation	(37,003,925)
Net unrealized appreciation	$31,595,273

Abbreviations Used in this Schedule Include:

ADR  — American Depository Receipt

NVDR  — Non-Voting Depository Receipt

OAT  — French Treasury Obligation

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

UNIT  — More than one class of securities traded together.

Currencies

EUR  — Euro

MYR  — Malaysian Ringgit

TWD  — Taiwan Dollar

USD  — United States Dollar

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT JUNE 30, 2010	UNREALIZED APPRECIATION AT JUNE 30, 2010	UNREALIZED DEPRECIATION AT JUNE 30, 2010
Foreign Currency Exchange Contracts — Sales
07/21/10	5,287,000	Euro	$7,220,562	$6,478,436	$742,126	$—
08/18/10	11,040,000	Euro	15,082,903	13,530,061	1,552,842	—
09/15/10	8,598,000	Euro	11,613,061	10,538,999	1,074,062	—
08/18/10	560,073,000	Japanese Yen	6,183,664	6,331,127	—	(147,463)
09/15/10	1,002,014,000	Japanese Yen	10,856,880	11,332,385	—	(475,505)
10/20/10	1,677,526,000	Japanese Yen	18,292,126	18,975,726	—	(683,600)
11/17/10	643,992,000	Japanese Yen	7,086,569	7,292,319	—	(205,750)
08/18/10	18,030,000	Mexican Peso	1,404,534	1,392,088	12,446	—
09/15/10	21,484,000	Mexican Peso	1,731,254	1,653,795	77,459	—
10/20/10	21,845,000	Mexican Peso	1,670,713	1,686,529	—	(15,816)
11/17/10	15,935,000	Mexican Peso	1,222,947	1,218,257	4,690	—
			$82,365,213	$80,429,722	$3,463,625	$(1,528,134)

See Notes to Financial Statements.

Overseas Variable Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	11.61%
Consumer Staples	8.05
Energy	2.63
Financials	7.85
Health Care	5.97
Industrials	20.38
Information Technology	4.97
Materials	11.57
Telecommunication Services	1.25
Total International Common Stocks	74.28
International Preferred Stocks
Consumer Discretionary	0.37
Information Technology	1.26
Total International Preferred Stocks	1.63
Commodity	5.91
International Bonds
Financials	1.10
Government Issues	0.71
Information Technology	0.24
Materials	0.46
Total International Bonds	2.51
Commercial Paper
International Commercial Paper	7.88
U.S. Commercial Paper	7.47
Total Commercial Paper	15.35
Total Investments	99.68%

See Notes to Financial Statements.

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Statement of Assets and Liabilities

FIRST EAGLE OVERSEAS VARIABLE FUND
Assets
Investments, at Cost (Note 1)
Investments	$446,159,431
Gold bullion	16,423,598
Foreign currency	1,049,036
Total Investments, at Cost	463,632,065
Investments, at Value (Note 1)
Investments	464,878,332
Gold bullion	29,299,970
Foreign currency	1,048,946
Total Investments, at Value	495,227,248
Cash	703
Receivable for forward currency contracts held, at value (Note 1)	3,463,625
Receivable for investment securities sold	1,174
Receivable for Fund shares sold	17,968
Accrued interest and dividends receivable	1,094,136
Other assets	8,659
Total Assets	499,813,513
Liabilities
Payable for Fund shares redeemed	114,407
Payable for investment securities purchased	1,398,481
Payable for forward currency contracts held, at value (Note 1)	1,528,134
Investment advisory fees payable (Note 2)	308,668
Distribution fees payable (Note 3)	102,889
Administrative fees payable (Note 2)	32,815
Trustee fees payable	234
Accrued expenses and other liabilities	573,832
Total Liabilities	4,059,460
Net Assets	$495,754,053

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

June 30, 2010 (unaudited)

FIRST EAGLE OVERSEAS VARIABLE FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$20,182
Capital surplus	456,950,873
Net unrealized appreciation on:
Investments	31,595,273
Foreign currency and forward contract related translation	1,918,257
Undistributed net realized gains on investments	4,030,400
Undistributed net investment income	1,239,068
Net Assets	$495,754,053
Shares outstanding (1,000,000,000 shares authorized) (Note 6)	20,182,103
Net asset value per share and redemption proceeds per share	$24.56

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

Statement of Operations  Six-Months Ended June 30, 2010 (unaudited)

FIRST EAGLE OVERSEAS VARIABLE FUND
Investment Income
Interest	$656,338
Dividends: (net of $716,075 foreign taxes withheld)	5,271,596
Other Income	11
Total Income	5,927,945
Expenses
Investment advisory fees (Note 2)	1,860,408
Distribution fees (Note 3)	620,136
Shareholder servicing agent fees	415,070
Custodian and accounting fees	131,881
Professional fees	87,945
Shareholder reporting fees	68,856
Administrative costs (Note 2)	54,300
Registration and filing fees	8,569
Trustees' fees	6,258
Other Expenses	7,033
Total Expenses	3,260,456
Net investment income (Note 1)	2,667,489
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Investment transactions	3,394,434
Commodity related transactions	(1,047)
Foreign currency and forward contract related transactions	5,612,886
9,006,273
Changes in unrealized appreciation (depreciation) of:
Investment transactions	(13,382,467)
Foreign currency and forward contract related translation	(321,443)
(13,703,910)
Net realized and unrealized (losses) on investments and foreign currency related transactions	(4,697,637)
Net Decrease in Net Assets Resulting from Operations	$(2,030,148)

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

Statement of Changes in Net Assets

	FIRST EAGLE OVERSEAS VARIABLE FUND
	SIX-MONTHS ENDED JUNE 30, 2010	YEAR ENDED DECEMBER 31,
	(unaudited)	2009
Operations
Net investment income	$2,667,489	$3,207,279
Net realized gains from investments, foreign currency and forward contract related transactions	9,006,273	1,728,819
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related translation	(13,703,910)	65,539,152
Net increase (decrease) in net assets resulting from operations	(2,030,148)	70,475,250
Distribution to Shareholders
Dividends paid from net investment income	—	(2,290,781)
Distributions paid from net realized gains from investment transactions	—	(4,696,100)
Decrease in net assets resulting from distributions	—	(6,986,881)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	41,049,912	180,789,575
Net asset value of shares issued for reinvested dividends and distributions	—	6,986,869
Cost of shares redeemed	(27,437,026)	(46,764,904)
Increase in net assets from Fund share transactions	13,612,886	141,011,540
Net increase in net assets	11,582,738	204,499,909
Net Assets (Note 1)
Beginning of period	484,171,315	279,671,406
End of period	$495,754,053	$484,171,315
Undistributed net investment income (loss)	$1,239,068	$(1,428,421)

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

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Financial Highlights

	SIX-MONTHS ENDED JUNE 30, 2010		YEAR ENDED DECEMBER 31,
	(unaudited)		2009	2008	2007	2006	2005
Selected data for a share of beneficial interest outstanding throughout each period:*
Net asset value, beginning of period ($)	24.65		20.80	29.56	27.42	30.47	27.48
Income from investment operations:
Net investment income ($)	0.13		0.20	0.43	0.38	0.39	0.27
Net realized and unrealized gains (losses) on investments	-0.22		4.02	-6.02	1.76	7.21	5.58
Total income (loss) from investment operations	-0.09		4.22	-5.59	2.14	7.60	5.85
Less distributions:
Dividends from net investment income ($)	—		-0.12	-0.35	—	-2.42	-0.69
Distributions from capital gains	—		-0.25	-2.82	—	-8.23	-2.17
Total distributions	—		-0.37	-3.17	—	-10.65	-2.86
Net asset value, end of period ($)	24.56		24.65	20.80	29.56	27.42	30.47
Total Return (%)	-0.37	(a)	20.25	-18.82	7.80	25.08	21.46
Ratios and supplemental data
Net assets, end of period (millions) ($)	495,754		484,171	279,671	314,650	249,054	209,581
Ratio of operating expenses to average net assets including earnings credits (%)(c)	1.31	(b)	1.28	1.32	1.23	1.24	1.25
Ratio of net investment income to average net assets including earnings credits (%)(d)	1.08	(b)	0.89	1.60	1.28	1.13	0.90
Portfolio turnover rate (%)	5.26	(a)	9.51	9.09	53.65	28.30	32.76

  (a)  Not Annualized

  (b)  Annualized

  (c)  Ratio of operating expenses to average net assets with and without earnings credits is substantially the same.

  (d)  Ratio of net investment income to average net assets with and without earnings credits is substantially the same.

  *  Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

Notes to Financial Statements (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. (First Eagle SoGen Variable Funds, Inc. prior to December 31, 2002). The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non–U.S. corporations.

The following is a summary of significant accounting policies adhered to by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP").

Effective December 7, 2009, Arnhold and S. Bleichroeder Advisers, LLC, has changed its corporate name to First Eagle Investment Management, LLC (the "Adviser").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price ("NOCP")).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

(continued)

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

Notes to Financial Statements (unaudited)

foreign market may require fair valuation of securities traded on that foreign market. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund adopted updated provisions surrounding fair value measurements and disclosures effective March 31, 2010. This update applies to the Fund's disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumption to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including fund's own assumption in determining the fair value of investments).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

(continued)

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2010:

First Eagle Overseas Variable Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets:†
International Common Stocks	$366,952,460	$1,285,538	$—	$368,237,998
International Preferred Stocks	8,091,993	—	—	8,091,993
Commodity*	29,299,970	—	—	29,299,970
International Corporate Bonds	—	8,913,270	—	8,913,270
International Government Bonds	—	3,539,741	—	3,539,741
International Commercial Paper	—	39,086,550	—	39,086,550
U.S. Commercial Paper	—	37,008,780	—	37,008,780
Foreign Currency Contracts**	3,463,625	—	—	3,463,625
Total	$407,808,048	$89,833,879	$—	$497,641,927
Liabilities:
Foreign Currency Contracts**	$(1,528,134)	$—	$—	$(1,528,134)
Total	$(1,528,134)	$—	$—	$(1,528,134)

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (e).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

    For the six-month period ended June 30, 2010, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

    The Fund did not have any Level 3 activity for the period ended June 30, 2010.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

Notes to Financial Statements (unaudited)

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the interest method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds ("FEF"), an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of FEF. Earnings credits may reduce custody fees, shareholder servicing agent fees and accounting fees by the amount of interest earned on balances with such service provider. The Fund did not have any earnings credits for the six-month period ended June 30, 2010.

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. The Fund's currency transactions include

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

(continued)

portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period-end are indicative of the volume of activity during the period.

The Fund adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

At June 30, 2010, the Fund had the following foreign forward currency contracts, grouped into appropriate risk categories illustrated below:

			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN DEPRECIATION[4]
Foreign currency contract	$3,463,625	$(1,528,134)	$5,607,216	$(304,830)

  1  Statement of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

  2  Statement of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  3  Statement of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

  4  Statement of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

Notes to Financial Statements (unaudited)

f) Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

g) Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h) United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company ("RIC"). The Fund declares and pays such income dividends and capital gains distributions on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

i) Use of estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

(continued)

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

The Adviser, a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the six-month period ended June 30, 2010, the Fund reimbursed the Adviser $54,600 and had payable to the Adviser $32,815.

The Fund has entered into a Custody Agreement with State Street Bank and Trust Co. ("SSB"). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Fund's portfolio securities and other assets. SSB has directly entered into a sub-custodial agreement to maintain the custody of gold bullion. Under the terms of the Custody Agreement between the Fund and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB, and/or its sub-custodians, and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

The Fund has also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain tax-related and other administrative services. SSB as the Fund's Administrator receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Included in the accrued expense, on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the trustees in the amount of $234. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible independent Trustees to defer the receipt of all or a

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

Notes to Financial Statements (unaudited)

portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various FEF until distribution in accordance with the Plan.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC ("the Distributor"), pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended, the Fund may pay quarterly, a distribution related fee at an annual rate of up 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the six-month period ended June 30, 2010, the distribution fees incurred by the Fund was $620,136.

Note 4 — Purchases and Sales of Securities

During the six-month period ended June 30, 2010, the aggregate cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $61,447,971 and $21,681,067, respectively.

There were no purchases or sales of U.S. Government securities during the six-month period ended June 30, 2010.

Note 5 — Line of Credit

As of September 8, 2009, the Board of Trustees approved continuing a $200 million committed, unsecured line of credit ("Credit Facility") with SSB for the Fund and FEF, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the higher of overnight Federal Funds rate plus 1.25% per annum or overnight LIBOR plus 1.25% per annum. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. Commitment fees related to the line of credit are paid by the Fund and

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

(continued)

are included in miscellaneous expenses in the Statement of Operations. During the six-month period ended June 30, 2010, the Fund had no borrowings from the credit facility.

Note 6 — Capital Stock

Transactions in shares of capital stock were as follows:

	SIX-MONTH PERIOD ENDED JUNE 30, 2010	YEAR ENDED DECEMBER 31, 2009
Shares sold	1,636,441	8,154,534
Shares issued for reinvested dividends and distributions	—	281,049
Shares redeemed	(1,099,153)	(2,233,714)
Net increase	537,288	6,201,869

Note 7 — Indemnification and Foreign Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the U.S. due to their investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Note 8 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosures in the Fund's financial statements.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on January 1, 2010 and held for the six-months ended June 30, 2010.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return1

	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Overseas Variable Fund	-0.37%	$1,000.00	$996.30	1.31%	$6.48

  1  For the six-months ended June 30, 2010.

  2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

  (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on January 1, 2010 and held for the six-months ended June 30, 2010.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,018.30	1.31%	$6.56

  1  For the six-months ended June 30, 2010.

  2  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Chief Operations Officer

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Winnie Chin

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

The financial information included herein is taken from records of the Fund without examination by the Fund's independent auditors, who do not express an opinion thereon.

FIRST EAGLE VARIABLE FUNDS | SEMI-ANNUAL REPORT | JUNE 30, 2010

This page was intentionally left blank.

1345 Avenue of the Americas | New York, NY | 10105-4300

800.334.2143

Item 2.                                   Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                   Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.                                   Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.                                   Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                   Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.                                   Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9.                                   Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 10.                            Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.                            Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: August 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date:  August 25, 2010

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date:  August 25, 2010

*                            Print the name and title of each signing officer under his or her signature.